Exhibit 10.21
CARDTRONICS GROUP, INC.
2001 STOCK INCENTIVE PLAN
I. PURPOSE
     The purpose of the CARDTRONICS GROUP, INC. 2001 STOCK INCENTIVE PLAN (the “Plan”) is to provide a means through which CARDTRONICS GROUP, INC., a Delaware corporation (the “Company”), and its Affiliates may attract able persons to serve as Directors or Consultants or to enter the employ of the Company and its Affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates. Accordingly, the Plan provides for granting Options to employees, Consultants and Directors as provided herein.
II. DEFINITIONS
     The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:
     (a) “Affiliate” means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.
     (b) “Board” means the Board of Directors of the Company.
     (c) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.
     (d) “Common Stock” means the common stock, par value $0.0001 per share, of the Company, or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Paragraph VIII.
     (e) “Company” means Cardtronics Group, Inc., a Delaware corporation.
     (f) “Compensation Committee” means a committee of the Board that is selected by the Board as provided in Paragraph IV(a).
Cardtronics Group, Inc.
2001 Stock Incentive Plan
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     (g) “Consultant” means any person who is not an employee or a Director and who is providing advisory or consulting services to the Company or any Affiliate.
     (h) “Corporate Change” shall have the meaning assigned to such term in Paragraph VIII(c) of the Plan.
     (i) “Director” means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.
     (j) An “employee” means any person (including a Director) in an employment relationship with the Company or any Affiliate.
     (k) “Fair Market Value” means, as of any specified date, the mean of the high and low sales prices of the Common Stock (i) reported by the National Market System of NASDAQ on that date or (ii) if the Common Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date (or such other reporting service approved by the Compensation Committee); or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Compensation Committee in such manner as it deems appropriate. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock on the date of an initial public offering of Common Stock shall be the offering price under such initial public offering.
     (l) “Option” means an option to purchase Common Stock granted under Paragraph VII of the Plan.
     (m) “Option Agreement” means a written agreement between the Company and a Participant with respect to an Option.
     (n) “Participant” means an employee, Consultant, or Director who has been granted an Option.
     (o) “Plan” means the Cardtronics Group, Inc. 2001 Stock Incentive Plan, as amended from time to time.
     (p) “Stock Appreciation Right” shall have the meaning assigned to such term in Paragraph VII(d) of the Plan.
III. EFFECTIVE DATE AND DURATION OF THE PLAN
     The Plan shall become effective upon the date of its adoption by the Board. No further Options may be granted under the Plan after 10 years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Options granted under the Plan have been satisfied or expired.
Cardtronics Group, Inc.
2001 Stock Incentive Plan

IV. ADMINISTRATION
     (a) Composition of Compensation Committee. The Plan shall be administered by a committee of, and appointed by, the Board. In the absence of the Board’s appointment of a committee to administer the Plan, the Board shall serve as the Compensation Committee.
     (b) Powers. Subject to the express provisions of the Plan, the Compensation Committee shall have authority, in its discretion, to determine which employees, Consultants, or Directors shall receive an Option, the time or times when such Option shall be made, and the number of shares to be subject to each Option. In making such determinations, the Compensation Committee shall take into account the nature of the services rendered by the respective employees, Consultants, or Directors, their present and potential contribution to the Company’s success and such other factors as the Compensation Committee in its discretion shall deem relevant.
     (c) Additional Powers. The Compensation Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective Option Agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of each Option Agreement, and to make all other determinations necessary or advisable for administering the Plan. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Compensation Committee on the matters referred to in this Paragraph IV shall be conclusive.
V. SHARES SUBJECT TO THE PLAN; GRANT OF OPTIONS
     (a) Shares Subject to the Plan. Subject to adjustment in the same manner as provided in Paragraph VIII with respect to shares of Common Stock subject to Options then outstanding, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 400,920 shares; provided, however, that the number of shares of Common Stock that may be issued under the Plan shall be increased automatically to 476,114 shares upon the subsequent aggregate capital contribution to the Company of $5,000,000 by Summit Capital II, L.P., and Summit Capital Parallel II, L.P., within one year of the execution of, and in accordance with, that certain Contribution Agreement dated June 4, 2001, by and among Summit Capital II, L.P., Summit Capital Parallel II, L.P., Card Pro, Inc., certain Securityholders of Card Pro, Inc., and the Company. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Option or (ii) to the extent an Option is settled in cash. To the extent that an Option lapses or the rights of its holder terminate, any shares of Common Stock subject to such Option shall again be available for the grant of an Option under the Plan.
Cardtronics Group, Inc.
2001 Stock Incentive Plan

     (b) Grant of Options. The Compensation Committee may from time to time grant Options to one or more employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.
     (c) Stock Offered. Subject to the limitations set forth in Paragraph V(a), the stock to be offered pursuant to the grant of an Option may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.
VI. ELIGIBILITY
     Options may be granted only to persons who, at the time of grant, are employees, Consultants, or Directors. An Option may be granted on more than one occasion to the same person.
VII. STOCK OPTIONS
     (a) Option Period. The term of each Option shall be as specified by the Compensation Committee at the date of grant.
     (b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Compensation Committee.
     (c) No Incentive Stock Options. No Option granted under the Plan shall be treated as an incentive stock option within the meaning of section 422(b) of the Code.
     (d) Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Compensation Committee from time to time shall approve. Each Option Agreement shall specify the effect of termination of (i) employment, (ii) the consulting or advisory relationship, or (iii) membership on the Board, as applicable, on the exercisability of the Option. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Moreover, an Option Agreement may provide for a “cashless exercise” of the Option by establishing procedures satisfactory to the Compensation Committee with respect thereto. Further, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Common Stock or a combination of cash and shares of Common Stock equal in value to the excess of the Fair Market Value of the shares with respect to which the right to purchase is surrendered over the option price therefor (“Stock Appreciation Rights”), on such terms and conditions as the Compensation Committee in its sole discretion may prescribe. The terms and conditions of the respective Option Agreements need not be identical. Subject to the consent of the Participant, the Compensation Committee may, in its sole discretion, amend an outstanding Option Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion thereof, may be exercisable.)
Cardtronics Group, Inc.
2001 Stock Incentive Plan

     (e) Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Compensation Committee, and shall be set forth in an option agreement entered into between the Company and a Participant. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Compensation Committee. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Compensation Committee.
     (f) Stockholder Rights and Privileges. The Participant shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Participant’s name.
     (g) Options and Rights in Substitution for Options Granted by Other Employers. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for options held by individuals providing services to corporations or other entities who become employees, Consultants, or Directors as a result of a merger or consolidation or other business transaction with the Company or any Affiliate.
VIII. RECAPITALIZATION OR REORGANIZATION
     (a) No Effect on Right or Power. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or any Affiliate’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
     (b) Subdivision or Consolidation of Shares; Stock Dividends. The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.
Cardtronics Group, Inc.
2001 Stock Incentive Plan

     (c) Recapitalizations and Corporate Changes. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Option. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity, (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a “Corporate Change”), no later than (x) 10 days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of Directors or (y) 30 days after a Corporate Change of the type described in clause (iv), the Compensation Committee, acting in its sole discretion without the consent or approval of any Participant, shall effect one or more of the following alternatives, which alternatives may vary among individual Participants and which may vary among Options held by any individual Participant: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Compensation Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Compensation Committee, in which event the Compensation Committee shall thereupon cancel such Options and cause the Company to pay to each Participant an amount of cash per share equal to the excess, if any, of the amount calculated in Subparagraph (d) below (the “Change of Control Value”) of the shares subject to such Option over the exercise price(s) under such Options for such shares, or (3) make such adjustments to Options then outstanding as the Compensation Committee deems appropriate to reflect such Corporate Change (provided, however, that the Compensation Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), including, without limitation, adjusting an Option to provide that the number and class of shares of Common Stock covered by such Option shall be adjusted so that such Option shall thereafter cover securities of the surviving or acquiring corporation or other property (including, without limitation, cash) as determined by the Compensation Committee in its sole discretion.
     (d) Change of Control Value. For the purposes of clause (2) in Subparagraph (c) above, the “Change of Control Value” shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than
Cardtronics Group, Inc.
2001 Stock Incentive Plan

pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Compensation Committee as of the date determined by the Compensation Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Subparagraph (d) or Subparagraph (c) above consists of anything other than cash, the Compensation Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.
     (e) Other Changes in the Common Stock. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of the grant of any Option and not otherwise provided for by this Paragraph VIII, such Option and the related Option Agreement shall be subject to adjustment by the Compensation Committee at its discretion as to the number and price of shares of Common Stock or other consideration subject to such Option, and the Compensation Committee shall give prior notice to each Option holder of such adjustments. In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, the aggregate number of shares available under the Plan shall be appropriately adjusted by the Compensation Committee, whose determination shall be conclusive.
     (f) Stockholder Action. Any adjustment provided for in the above Subparagraphs shall be subject to any required stockholder action.
     (g) No Adjustments unless Otherwise Provided. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted or the purchase price per share, if applicable.
IX. AMENDMENT AND TERMINATION OF THE PLAN
     The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Options have not theretofore been granted; provided that, except in connection with any Corporate Change, any public offering of the Company’s securities, or any other recapitalization, reorganization, merger, consolidation, combination, split-up, split-off, spin-off, exchange or other changes in capitalization of the Company, the Board must obtain the consent of any one of Ralph H. Clinard, Michael H. Clinard or Brian R. Archer prior to any such termination so long as any of them is an employee of Cardtronics, LP. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made that would impair the rights of a Participant with respect to an Option theretofore granted without the consent of the Participant.
Cardtronics Group, Inc.
2001 Stock Incentive Plan

X. MISCELLANEOUS
     (a) No Right To An Option. Neither the adoption of the Plan nor any action of the Board or of the Compensation Committee shall be deemed to give an employee, Consultant, or Director any right to be granted an Option or any other rights hereunder except as may be evidenced by an Option Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Option.
     (b) No Employment/Membership Rights Conferred. Nothing contained in the Plan shall (i) confer upon any employee or Consultant any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or consulting or advisory relationship at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.
     (c) Other Laws; Withholding. The Company shall not be obligated to issue any Common Stock pursuant to any Option granted under the Plan at any time when the shares covered by such Option have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules and regulations as the Company or the Compensation Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules and regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Options any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.
     (d) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.
     (e) Restrictions on Transfer. An Option shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) with the consent of the Compensation Committee.
     (f) Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflicts of law principles thereof.
Cardtronics Group, Inc.
2001 Stock Incentive Plan